J.P. MORGAN U.S. EQUITY FUNDS
JPMorgan Growth Advantage Fund
(Class A, Class B, Class C and Select Class Shares)
(a series of J.P. Morgan Mutual Fund Investment Trust)

Supplement dated September 1, 2010
to the Class A, Class B, Class C and Select Class Shares
Prospectus dated November 1, 2009, as supplemented

Effective September 1, 2010, the “Annual Fund Operating Expenses” and “Example” tables and sections for the JPMorgan Growth Advantage Fund (the Fund) in the Fund’s Prospectus are hereby replaced with the corresponding tables below.

The tables and sections below replace the corresponding tables and sections on pages 5 and 6 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Select Class
Management Fees	0.65%		0.65%		0.65%		0.65%
Distribution (Rule 12b-1) Fees	0.25		0.75		0.75		NONE
Other Expenses
Shareholder Service Fees	0.	25	0.	25	0.	25	0.	25
Remainder of Other Expenses	0.	27	0.	27	0.	26	0.	27
Total Other Expenses	0.52		0.52		0.51		0.52
Acquired Fund Fees and Expenses	0.01		0.01		0.01		0.01
Total Annual Fund Operating Expenses	1.43		1.93		1.92		1.18
Fee Waivers and Expense Reimbursements[1]	(0.17)		(0.17)		(0.16)		(0.07)
Net Expenses[1]	1.26		1.76		1.76		1.11

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75%, 1.75% and 1.10%, respectively, of their average daily net assets. This contract continues through 10/31/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that you investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/11 and total annual fund operating expenses thereafter. You actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
Class A Shares ($)	647	938	1,250	2,134
Class B Shares ($)	679	890	1,226	2,110
Class C Shares ($)	279	588	1,022	2,230
Select Class Shares ($)	113	368	642	1,426

SUP-GA-CAP-910

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
Class A Shares ($)	647	938	1,250	2,134
Class B Shares ($)	179	590	1,026	2,110
Class C Shares ($)	179	588	1,022	2,230
Select Class Shares ($)	113	368	642	1,426

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE